Exhibit 10.13

                           UNIT PURCHASE AGREEMENT

      THIS UNIT PURCHASE AGREEMENT, dated as of May 30, 2001 (the "Agreement") between Pacific WebWorks, Inc., a Nevada corporation with offices at 180 South 300 West, Suite 400, Salt Lake City, Utah 84101 (the "Company") and the persons and entities listed on the Schedule of Investors attached hereto as Exhibit A (collectively referred to as the "Investors").

                                   RECITALS

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase up to 4,000,000 Units (as defined below) (the "Units").

      WHEREAS, the investment will be made in reliance upon the provisions of
Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder, and/or upon such other exemptions from the registration requirements of the Securities Act as may be available with respect to any and all of the investments to be made hereunder.

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                             Certain Definitions
                            ---------------------

      Section 1.1 "Capital Shares" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

      Section 1.2 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

      Section 1.3 "Closing" shall mean one of the closings of the purchase and sale of the Units pursuant to Article II below.

      Section 1.4 "Closing Date" shall mean the date of the closing of the purchase and sale of the Units pursuant to Article II below.

      Section 1.5 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

      Section 1.6 "Damages" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

      Section 1.7 "Effective Date" shall mean the date on which the SEC first declares effective the Registration Statement.

      Section 1.8 "Escrow Agent" shall mean the law firm of Daniel W. Jackson, pursuant to the terms of the Escrow Agreement attached as Exhibit B.

      Section 1.9 "Exchange Act" shall mean the Securities Exchange Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      Section 1.10 "Legend" shall have the meaning set forth in Article VIII below.

      Section 1.11 "Material Adverse Effect" shall mean any effect on the business, operations, properties, earnings, prospects, Bid Price, trading volume of the Common Stock, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement.

      Section 1.12 "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section 1.13 "Outstanding" when used with reference to shares of Common Stock, or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

      Section 1.14 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.15 "Principal Market" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.16 "Registrable Securities" shall have the definition set forth in the Registration Rights Agreement.

      Section 1.17 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company, and the Investors and annexed hereto as Exhibit C.

      Section 1.18 "Registration Statement" shall mean a registration statement on Form SB-2, for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

      Section 1.19 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.20  "SEC" shall mean the Securities and Exchange Commission.

      Section 1.21 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.22 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.23 "Warrant" shall mean the Common Stock Purchase Warrant annexed hereto as Exhibit D.

      Section 1.24  "Warrants" shall mean collectively the Warrant.

      Section 1.25 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Warrants.

                                  ARTICLE II

                   Purchase and Sale of Stock and Warrants
                   ---------------------------------------

      Section 2.1 Closings. The Company will sell, and the Investors will buy, on the Closing Date 4,000,000 Units at a per unit price of $.40.

      Section 2.2 Form of Payment. The Investors shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Stock and Warrants. The parties have entered into an Escrow Agreement annexed hereto as Exhibit B.

      Section 2.3 Wire Instructions. Wire instructions for the Escrow Agent are as follows:

                              Daniel W. Jackson
                               Wells Fargo Bank
                              Sugar House Branch
                             1030 East 2100 South
                          Salt Lake City, Utah 84106
                          Telephone: (801) 467-0161
                                ABA # xxxxxxxx
                             Account #xxxx xxxxxx

      Section 2.4 Units. Each Unit is comprised of one share of the Company's common stock, and one Common Stock Purchase Warrant which shall be exercisable beginning on the Closing Date and extending for a two year period thereafter and shall grant to the investor or holder thereof the right to purchase one additional share of the Company's common stock at a price of $.80 per share. The common share and warrants shall be delivered by the Company to the Escrow Agent and delivered to the Investor pursuant to the terms of this Agreement and the Escrow Agreement. The common share and the warrant share shall be registered for resale pursuant to the Registration Rights Agreement.

      Section 2.5   Closings.  The closings are as follows:

                  (i) Acceptance by the Investor of this Purchase Agreement and due execution by all parties of this Agreement and the Exhibits annexed hereto;

                  (ii) Delivery into escrow by the Company of the original Initial Shares, original Warrant as more fully set forth in the Escrow Agreement attached hereto;

                  (iii) Delivery into escrow by the Investors of the Purchase Price as set forth in the Escrow Agreement annexed hereto;

                   (iv) All representations, covenants, and warranties of the Company contained herein shall remain true and correct in all material respects as of Closing Date;

                                 ARTICLE III

               Representations and Warranties of the Investors
               -----------------------------------------------

      The Investor represents and warrants to the Company that:

      Section 3.1 Intent. The Investor is entering into this Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to, or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

      Section 3.2 Sophisticated Investors. The Investors are sophisticated investors (as described in Rule 506(b)(2)(ii) of Regulation D) and a accredited investor (as defined in Rule 501 of Regulation D), and have such experience in business and financial matters that they are capable of evaluating the merits and risks of an investment in the Units. The Investors acknowledge that an investment in the Common Stock is speculative and involves a high degree of risk.

      Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by the Investors and is a valid and binding agreement of the Investor enforceable against each of it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 3.4 Not an Affiliate. The Investors are not officers, directors or "affiliates" (as that term is defined in Rule 405 of the Securities Act) of the Company.

      Section 3.5 Organization and Standing. The Investors are duly organized, validly existing, and in good standing under the laws of the countries and/or states of their incorporation or organization.

      Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investors, or, to the Investors knowledge, (a) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investors or any of their assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investors to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investors are subject or to which any of their assets, operations or management may be subject.

      Section 3.7 Disclosure; Access to Information. The Investors have received all documents, records, books and other information pertaining to Investors' investment in the Company that have been requested by Investors, including the opportunity to ask questions and receive answers. The Investors have reviewed or received copies of any such reports that have been requested by it. The Investors represent that they have reviewed the Company Reports.

      Section 3.8 Manner of Sale. At no time was the Investors presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

      Section 3.9 Registration or Exemption Requirements. The Investors further acknowledges and understands that the Securities may not be transferred, resold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available. The Investors understand that the certificate(s) evidencing the Common Shares, and Warrants will be imprinted with a legend that prohibits the transfer of these securities unless (i) they are registered or such registration is not required, or (ii) if the transfer is pursuant to an exemption from registration (with no limitations).

      Section 3.10 No Legal, Tax or Investment Advice. The Investors understand that nothing in this Agreement or any other materials presented to the Investors in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investors have relied on, and have consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Units.

                                  ARTICLE IV

                Representations and Warranties of the Company
               -----------------------------------------------

      The Company represents and warrants to the Investors that:

      Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the Company Documents. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

      Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Common Shares, Warrants, and Warrant Shares, (ii) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the

Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and requires no further consent or authorization of the Company or its Board of Directors, and
(iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Common Shares, Warrants and Warrant Shares, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investor; provided, however, that the Common Shares, Warrants and Warrant Shares, are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Common Shares, Warrants and Warrant Shares, under will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

      Section 4.3 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 18,634,366 shares are issued and outstanding. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights.

      Section 4.4 Common Stock. The Common Stock will be registered pursuant to Section 12(g) of the Exchange Act. The Common Stock is currently listed or quoted on the OTC Bulletin Board under the symbol PWEB.

      Section 4.5 Company Documents. The Company has delivered or made available to the Investor true and complete copies of the Company Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. None of the Company Documents contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company Documents comply as to form in all material respects with applicable accounting requirements. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended.

      Section 4.6 Valid Issuances. When issued and payment has been made therefor, Common Shares, Warrants and Warrant Shares, sold to the Investors will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of the Common Shares, Warrants and Warrant Shares to the Investors, pursuant to, nor the Company's performance of its obligations under this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the securities issued to the Investors, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.

      Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Units, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Units under the Securities Act.

      Section 4.8 Corporate Documents. The Company has furnished or made available to each of the Investors true and correct copies of: (i) the Company's Articles of Incorporation, as amended and in effect on the date hereof; (ii) the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws"); (iii) Form 10 Registration Statement as amended; and
(iv) Form 10Q report dated March 31, 2001.

      Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Common Shares, Warrants and Warrant Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including all Exhibits annexed hereto) or to issue and sell the Common Shares, Warrants and Warrant Shares in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

      Section 4.10 No Material Adverse Change. Since May 15, 2001, no Material Adverse Effect has occurred or exists with respect to the Company, except as publicly announced.

      Section 4.11 Undisclosed Liabilities. Except as listed in the Company Exhibits attached hereto, the Company has no liabilities or obligations which are material, individually or in the aggregate, that are not disclosed in the Company Documents or otherwise publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since August 1, 1998, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

      Section 4.12 Undisclosed Events or Circumstances. Except as listed in the Company Exhibits attached hereto, since March 31, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Company Documents.

      Section 4.13 No Integrated Offering. To the Company's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement or pursuant to the Company's existing employee benefit plan, under circumstances that would cause the offering of the Units pursuant to this Agreement to be integrated with prior or future offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions.

      Section 4.14 Litigation and Other Proceedings. Except as listed in the Company Exhibits attached hereto, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the Company Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

      Section 4.15 Acknowledgment of Dilution. The Company is aware and acknowledges that issuance of Common Shares, and/or Warrant Shares, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue the Common Shares, and Warrant Shares is unconditional and absolute regardless of the effect of any such dilution.

      Section 4.16 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

      Section 4.17 Environmental Laws. The Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.18 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

      Section 4.19 Board Approval. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

      Section 4.20 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Units, in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Units to the Investors. The Units are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities.

      Section 4.21 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for debt reduction and working capital purposes.

      Section 4.22 Subsidiaries. Except for Logio, World Commerce Networks, LLC and IntelliPay, Inc. being a wholly owned subsidiary and as disclosed in the Company Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

                                  ARTICLE V

                          Covenants of the Investors
                          --------------------------

      Section 5.1 4.99% Limitation. The number of shares of Common Stock which may be acquired by any of the Investors pursuant to the terms of this Agreement shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by any of the Investors, would result in any of the Investors owning more than 4.99% of the then issued and outstanding Common Stock.

                                  ARTICLE VI

                           Covenants of the Company
                          -------------------------


      Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable Securities remain outstanding and the Company shall comply in all material respects with the terms thereof.

      Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Common Shares, Warrants and Warrant Shares. The number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Warrants.

      Section 6.3 Legends. The Common Shares, Warrants and Warrant Shares, to be issued by the Company pursuant to this Agreement shall be free of legends, except as set forth in Article VIII.

      Section 6.4 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.5 Notice of Certain Events Affecting Registration. The Company will immediately notify each of the Investors or their representative within five Business Days after the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus;
(ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (the Company shall not be required to notify the Investors in this case in the event such notification would be deemed the release of nonpublic information); and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company will, within five Business Days of when filed with the SEC make available to the Investors any such supplement or amendment to the related prospectus.

      Section 6.6 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

      Section 6.7 Issuance of Common Shares and Warrant Shares. The issuance of the Common Shares and Warrant Shares shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

      Section 6.8 Exercise of Warrants. The Company will permit the Investors to exercise their right to exercise the Warrants, by telecopying an executed and completed Notice of Exercise (along with payment of the applicable Exercise Price) to the Company as is set forth in the Warrant.

      Section 6.9 Increase in Authorized Shares. At such time as the Company would be, if a notice of exercise were to be delivered on such date, precluded from honoring (i) the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 60 calendar days from such date) hold a shareholders meeting in which the shareholders would vote for authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding,
(ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and (iv) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants, as would be
issuable on such date.   In connection therewith, the Board of Directors shall
promptly (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions and (z) within five Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. In no way shall the aforementioned be deemed a waiver of the Company's obligations contained in Section 6.2 above.

      Section 6.10 Notice of Breaches. Each of the Company on the one hand, and the Investors on the other, shall give prompt written notice to the other of any breach by it of any representation, covenant, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation, covenant, or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify each Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Investor a copy of any written statement in support of or relating to such claim or notice.

                                 ARTICLE VII

        Due Diligence Review; Non-Disclosure of Non-Public Information
        --------------------------------------------------------------

      Section 7.1 Due Diligence Review. The Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all Company Documents, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by any of the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 7.2   Non-Disclosure of Non-Public Information

            (a) The Company has not disclosed, and hereafter shall not disclose non-public information to the Investors, advisors to, or representatives of, the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides each Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require each of the Investors advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

            (b) Nothing herein shall require the Company to disclose non-public information to any of the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                 ARTICLE VIII

                                   Legends
                                   -------


      Section 8.1 Legends. The Investors agree to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investors and their counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the securities:

            [FOR WARRANTS AND COMMON SHARES] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

            [ONLY FOR WARRANT SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      The Warrant Shares shall not contain the legend set forth above or any other restrictive legend if the issuance of such occurs at any time while a Registration Statement is effective under the Securities Act in connection with the resale of the shares of Common Stock or, in the event there is not an effective Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Investors, upon request, with a certificate or certificates representing the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

      Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investors to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and except as provided below, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investors:

            (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing the Warrants or Warrant Shares that bear the aforementioned Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the aforementioned legend to replace those surrendered; provided that (i) the Registration

Statement shall then be effective; (ii) the Investor(s) confirm to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and
(iii) the Investor(s) confirm to the transfer agent that the Investor(s) have complied with the prospectus delivery requirement.

            (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities, that bear the aforementioned legend, to the extent accompanied by a notice requesting the issuance of new certificates free of such legend to replace those surrendered and containing representations that (i) the Investor(s) is permitted to dispose of such Registrable Securities, without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor(s) has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144, as permitted under applicable law.

      Any of the notices referred to above in this Section may be sent by facsimile to the Company's transfer agent.

      Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

      Section 8.3 Investor's Compliance. Nothing in this Article shall affect in any way any of the Investors obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                  ARTICLE IX

                                Choice of Law
                                -------------

      Section 9.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Utah, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the United States District Court for the District of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                  ARTICLE X

             Assignment; Entire Agreement, Amendment; Termination
             ----------------------------------------------------

      Section 10.1 Assignment. The Investor's interest in this Agreement and its ownership of Common Stock and Warrants may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) who agrees to, and truthfully can, make the representations and warranties contained in Article III, and who agrees to be bound by the covenants of Article V. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Common Stock and/or Warrants purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person.

      Section 10.2 Termination. This Agreement shall terminate upon the earliest of (i) the date that all the Registrable Securities have been sold by the Investors pursuant to the Registration Statement; (ii) the date the Investors receive an opinion from counsel to the Company that all of the Registrable Securities may be sold under the provisions of Rule 144, without volume limitation; or (iii) five years after the Closing Date; provided, however, that the provisions of Articles III, IV, V, VI, VII, VIII, IX, X, XI, and XII herein, and the registration rights provisions for the Registrable Securities held by the Investors set forth in this Agreement, and the Registration Rights Agreement, shall survive the termination of this Agreement.

                                  ARTICLE XI

                                   Notices
                                   --------

      Section 11.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            If to the Company:
                                  Pacific WebWorks
                                  180 South 300 West, Suite 400
                                  Salt Lake City, Utah 84101


            If to the Investors:
                                  See attached "Exhibit A"

      Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 11.2  Indemnification.   The Company agrees to indemnify and
hold harmless each of the Investors and each officer, director of the Investors or person, if any, who controls the Investors within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys'
fees), to which the Investors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

      Each Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement by the Investor. This indemnity agreement will be in addition to any liability which the Investors or any subsequent assignee may otherwise have.

      Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Investors, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investors and the indemnifying party and the Investors shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investors (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investors, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor(s), which firm shall be designated in writing by the Investor(s)).
No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

      Section 11.3 Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 11.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 11.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 11.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                 ARTICLE XII

                                Miscellaneous
                                -------------

      Section 12.1 Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.
Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and the Investors, on the other hand.

      Section 12.2 Entire Agreement. This Agreement, the Exhibits or attachments hereto, which include, but are not limited to the Warrant, the Certificate of Designation, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

      Section 12.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

      Section 12.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      Section 12.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

      Section 12.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Initial Shares, Secondary Shares, Reset Shares, Warrants, Warrant Shares, or Additional Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

      Section 12.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay
(i) on the Closing Date $10,000, in cash, out of the escrowed funds, to the Escrow Agent for legal, administrative, and escrow fees.

      Section 12.8 Publicity. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investors without the prior written consent of the Investors, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investors with prior written notice of such public disclosure.

Exhibits:
---------

Schedule of Investors                  Exhibit A
Escrow Agreement                       Exhibit B
Registration Rights Agreement          Exhibit C
Warrant Agreement                      Exhibit D
Instructions to Transfer Agent         Exhibit E

[Remainder of page intentionally left blank]
[Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Unit Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.
PACIFIC WEBWORKS, INC.

    /s/ Ken W. Bell
By _____________________________
    Name: Kenneth W. Bell
    Title: Chief Executive Officer


                                    PACIFIC FIRST NATIONAL, INC.

                                       /s/signature illegible
                                    By _____________________________
                                    Its Manager
                                       ____________________________


                                    TST CORPORATION

                                        /s/ John W. Peters
                                    By _____________________________
                                    Its Pres.
                                       _____________________________


                                    AMCAN SERVICES, INC.

                                        /s/ Dennis Sutton
                                    By _____________________________
                                    Its (illegible)
                                       _____________________________


                                    STATE MANAGEMENT ASSOCIATES, LC

                                        /s/ L. Perry
                                    By _____________________________
                                    Its Member
                                       _____________________________